Exhibit 1

                            AGREEMENT OF JOINT FILING


     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of 12% Cumulative Exchangeable Redeemable Preferred Stock, par value $0.01 per share, of Telos Corporation, a Maryland corporation.

Dated: as of December 18, 2003      WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                    By:  Wynnefield Capital Management, LLC,
                                         General Partner

                                    By:  /s/  Nelson Obus
                                         --------------------------------------
                                         Nelson Obus, Co-Managing Member

                                    WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                    By:  Wynnefield Capital Management, LLC,
                                         General Partner

                                    By:  /s/  Nelson Obus
                                         --------------------------------------
                                         Nelson Obus, Co-Managing Member

                                    WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND,
                                     LTD.

                                    By:  Wynnefield Capital, Inc.

                                    By:  /s/  Nelson Obus
                                         ---------------------------------------
                                              Nelson Obus, President

                                    WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                    By:  /s/  Nelson Obus
                                         --------------------------------------
                                         Nelson Obus, Co-Managing Member

                                    WYNNEFIELD CAPITAL, INC.

                                    By:  /s/  Nelson Obus
                                         ---------------------------------------
                                         Nelson Obus, President

                                    CHANNEL PARTNERSHIP II, L.P.

                                    By:  /s/  Nelson Obus
                                         --------------------------------------
                                         Nelson Obus, General Partner

                                    /s/  Nelson Obus
                                    -------------------------------------------
                                    Nelson Obus, Individually